UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2015

DIEGO PELLICER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-189731	33-1223037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Owensmouth Avenue, Suite 350, Los Angeles, CA 92303

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 703-8300

P.O. Box 11383 Washington, DC 20008
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01	Changes in Control of Registrant.

(1)	Previous Independent Registered Public Accounting Firm

	(i)	On March 13, 2015, Diego Pellicer Worldwide, Inc. (the “Company”) dismissed its independent registered public accounting firm, Li & Company, PC (“Li & Co.”).

	(ii)	The reports of Li & Co. on the financial statements of the Company as of December 31, 2014 and the related statements of operations, comprehensive loss, changes in stockholders’ deficiency, and cash flows for the year then ended December 31, 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

	(iii)	The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

	(iv)	During the Company’s most recent fiscal year ended December 31, 2014 and any subsequent interim periods through March 13, 2015, the date of dismissal, (a) there were no disagreements with Li & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Co, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

	(v)	On March 18, 2015 the Company provided Li & Co. with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On March 13, 2015, the Board of Directors of the Company engaged Paritz and Company, P.A. (“Paritz”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the most recent fiscal year ended December 31, 2014 and any subsequent interim periods through the date hereof prior to the engagement of Paritz, neither the Company, nor someone on its behalf, has consulted Paritz regarding:

	(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Li & Company, PC, addressed to the U.S. Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEGO PELLICER WORLDWIDE, INC.
Date: March 19, 2015
	By:	/s/ Philip Gay
Name: Philip Gay
Title: Chief Executive Officer
(Duly Authorized, Principal Executive Officer)

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